Exhibit 10.14

Translation of original document executed in Russian.

Registration number of the present

Supplementary Agreement

No. M-09-000979-8

of September 16, 2004

SUPPLEMENTARY AGREEMENT No. 8

to the lease Agreement No. M-09-000979 of September 06, 1994

City of Moscow.

Moscow Land Committee, hereinafter referred to as “Lessor”, duly represented by the Head of Territorial Association of Land Tenure Regulation (TORZ) in Moscow Northern Administrative District Andrei Y. Sinitsin, acting on the basis of Moscow Land Committee Statute and Power of Attorney No. 33-?-1/3-(190) of December 29, 2003 on behalf of Moscow Government on one hand and Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund”, hereinafter referred as to “Lessee”, duly represented by Management Company Closed Joint-Stock Company “PIOGLOBAL Asset Management”, duly represented by General Director Andrei M. Uspensky, acting on the basis of Charter and Management Agreement No. B-322 dated as of July 24, 2002 on the other hand agreed to make the following amendments and additions to the Agreement.

1. In connection with the name change of Open Joint-Stock Company “PIONER First Investment Fund” (State Registration Chamber by Ministry of Justice Certificate No. P-7549.16.2 of June 20, 2001, Inspectorate of Russian Tax Ministry No. 43 Certificate of inclusion into the State Unified Legal Entities Register of August 29, 2003 on the letterhead Serial number 77 002024934, State registration number 2037743042995, Original state registration number 1027739441971) the Lessee shall be referred as to Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund” in the whole text of the Agreement.

2. Land plot Cadastral number is “77-09-01010-010”.

3. In section “Special terms and conditions of Agreement”:

3.1. The first paragraph shall read:

“—The Part of the Land plot with total area 3940 (three thousand nine hundred forty) sq.m. that is within the limits of municipal lines of building regulations is provided without the right to construct any buildings or perform digging.”

3.2. In connection to the Moscow Northern administrative district prefect’s Statement No. 3396 of May 23, 1996 “About the State Committee handover of completed construction deed approval” the third paragraph shall be deleted.

3.3. The last paragraph shall be deleted.

4. Section “Appendixes to the Agreement” shall be supplemented as follows:

“3. Appendix No. 2a—Situation plan M 1:2000”.

5. The Present Supplementary Agreement comes into force from the date of its state registration.

6. The Present Supplementary Agreement is executed in 4 copies, all copies being equally legally binding for all Parties.

Legal, mail addresses and bank details of the Parties are as follows:

Lessor:	Lessee:

Moscow Land Committee	Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund”

Legal address: Bachryshina st., 20, Moscow, Russia, 115054	Legal address: Smolnaya st., 24/D, Moscow, Russia, 125445

Mail address: Bachryshina st., 20, Moscow, Russia, 115054	Mail address: GZ MPP, dep. 5, p/o box 1, Moscow, Russia, 102001

TIN 7705031674	TIN 7704038268

Bank details: s/a 40603810900001300001 in JSCB “Russian Land Bank” Moscow c/a 30101810700000000730 BIC 044552730 Tel. 156-08-00 - TORZ in N.A.D. OKPO code 16412348 OKONH code 97410	Bank details: s/a 4070181060070010081 in CJSC Commercial bank “Citibank” Moscow c/a 30101810300000000202 BIC 044525202 Tel. 960-29-03, fax 960-29-05 OKPO code 17344948 OKONH code 96190, 96420

On behalf of the Moscow Land Committee:	On behalf of the Lessee:

The Head of Territorial Association of Land Tenure Regulation (TORZ) In Moscow Northern Administrative district	General Director of Management Company OJSC “PIOGLOBAL Asset Management”

/s/ A. Y. SINITSIN	/s/ A. M. USPENSKY
A. Y. Sinitsin	A. M. Uspensky

Appendix 2a to the Lease Agreement

No.M-09-0000979 presented with

Supplementary agreement No. 8

Moscow Land Committee

Land plot plan

Open Joint-Stock Company “PIOGLOBAL Real Estate Investment Fund”

Located: Smolnaya st., bld. 24/D

Cadastral number 77-09-01010-010

Drawing of land plan attached.

The Head of N.A.D. TORZ

/s/ A. Y. SINITSIN
A. Y. Sinitsin

Exhibit 10.14  Supplemental Agreement No. 8 registered September 16, 2004 to Land Lease Agreement No. M-09-000979

dated as of September 6, 1994 by and between

the Moscow Government and Open Joint-Stock Company

“PIOGLOBAL Investment Fund”

[HARBOR GLOBAL COMPANY LTD. LETTERHEAD]

The undersigned hereby certifies that the translation of Exhibit 10.14—Supplemental Agreement No. 8 registered September 16, 2004 to Land Lease Agreement No. M-09-000979 dated as of September 6, 1994 by and between the Moscow Government and Open Joint-Stock Company “PIOGLOBAL Investment Fund” to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: February 22, 2006

/s/ DONALD H. HUNTER
Name: Donald H. Hunter Title: Chief Financial Officer